Defined Asset Funds [Registered]

                             Quantitative Research
                                 2000 Series B

                            The Select Ten Portfolio


A Disciplined Approach to Value Investing...

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[Logo] Select Ten Portfolio DJIA

THE DOW JONES INDUSTRIAL AVERAGE*(DJIA) - Its 30 companies are known the world over as giants of global industry. A benchmark for American stock prices, its gains and losses influence markets around the globe. Defined Asset Funds [Registered] has a strategy designed to select value stocks from this esteemed index...

Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind - yours.

The Select Ten Strategy

The Select Ten Portfolio

The Defined Asset Funds Select Ten Portfolio seeks total return by investing in ten stocks from the DJIA, based on dividend yield. The Portfolio aims for both dividend income and capital appreciation by following a value-oriented strategy.

Dividend Yield

The Strategy calls for selecting the ten highest dividend-yielding stocks in the DJIA, and investing approximately equal dollar amounts in each stock. A higher yield may indicate that a stock is out of favor. As the price of a stock declines, the dividend yield often increases, indicating a possible buying opportunity.

The Universe

The stocks were chosen from the DJIA, representing large-cap, industry leaders, which derive a portion of their revenue from international operations. Their size, strength and financial stability may give them the resiliency to overcome adversity. Therefore, these companies may be able to recover from current under-valuation.

The Strategy Reapplied

The Portfolio will hold its stocks for about one year. At the end of that period, we intend to reapply the Strategy to select a new Portfolio of the ten highest dividend-yielding stocks at that time. This annual process makes it possible for the Strategy to capitalize on new opportunities in the marketplace.

Discipline

Using dividend yield as a selection criterion eliminates emotion from the investment decision-making process. This disciplined contrarian approach to investing selects established stocks that others might be selling. It also eliminates the need to make buy and sell decisions on individual stocks.

Tax Efficiency

By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). On rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Past Performance of Prior Select Ten Portfolios

Past performance is no guarantee of future results.

From Inception Through 3/31/00     Most Recently Completed Portfolio
(including annual rollovers)

Series        Inception Date       Return    Period              Return
B             5/17/91              11.99%    6/1/98-7/9/99         6.82%
A             1/3/92               11.02     2/4/99-3/10/00      -15.59
C             9/1/92               13.89     9/28/98-10/29/99     11.44
3             7/22/96              10.87     8/3/98-9/10/99       11.05
5             11/1/96               8.61     11/16/98-12/17/99     2.36
J             1/2/97                4.18     1/11/99-2/11/00     -18.07

1             2/25/97               1.31     3/2/98-4/9/99         2.65
2             4/28/97               4.25     5/4/98-6/4/99         2.47
4             9/3/97                0.89     9/8/98-10/15/99       8.75

The chart above shows average annual total returns, which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Series From Inception returns differ from Most Recently Completed Portfolio returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

* Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of this Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to this Portfolio. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.

Select Ten Portfolio 2000 Series B(+)

Name of Issuer                                   Symbol         Current Dividend
                                                                Yield(++)
1. Philip Morris Companies, Inc.                 MO             7.11%
2. Caterpillar, Inc.                             CAT            3.42
3. J.P. Morgan & Company, Inc.                   JPM            3.11
4. Eastman Kodak Company                         EK             3.09
5. International Paper Company                   IP             2.99
6. General Motors Corporation                    GM             2.92
7. Du Pont (E.I.) De Nemours & Company           DD             2.88
8. Minnesota Mining & Manufacturing Company      MMM            2.83
9. AT&T Corporation                              T              2.56
10. SBC Communications, Inc.                     SBC            2.11

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

For daily quotes, information on underlying securities and details on our entire family of funds, visit our Web site at:
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Hypothetical Past Performance of the Strategy (not any Portfolio)

27-Year Annual Total Returns

Strategy returns are net of sales charges and expenses.(ss)

Year  Strategy    DJIA     S&P 500*    Year  Strategy    DJIA      S&P 500*
        (ss)                 Index             (ss)                  Index

1973   -4.08%    -13.12%   -14.66%     1988    22.44     15.95       16.58
1974   -2.40     -23.14    -26.47      1989    25.65     31.71       31.11

1975   55.65      44.40     36.92      1990   -10.14     -0.57       -3.20
1976   33.25      22.72     23.53      1991    31.81     23.93       30.51
1977   -2.90     -12.71     -7.19      1992     6.44      7.34        7.67
1978   -1.91       2.69      6.39      1993    25.30     16.72        9.97
1979   10.48      10.52     18.02      1994     1.95      4.95        1.30
1980   24.69      21.41     31.50      1995    34.97     36.48       37.10
1981    5.51      -3.40     -4.83      1996    26.34     28.57       22.69
1982   23.78      25.79     20.26      1997    19.92     24.78       33.10
1983   36.93      25.68     22.27      1998     8.55     18.00       28.34
1984    5.41       1.06      5.95      1999     1.68     27.01       20.89
1985   27.00      32.78     31.43    3/31/00  -10.79     -4.66        2.27
1986   32.96      26.91     18.37
1987    5.06       6.02      5.67     Average  14.75%    13.35%      13.64%

Average Annual Total Returns

For periods
ending 12/31/99     3 year   5 year   10 year   15 year   20 year   25 year

Strategy(ss)        9.49%    17.51%   13.65%    16.47%    17.01%    16.99%
DJIA                23.20    26.83    18.19     19.52     17.95     16.72
S&P 500 Index       27.34    28.28    18.07     18.78     17.64     17.02

Hypothetical past performance of the strategy is no guarantee of future performance of any Portfolio. There can be no assurance that any Portfolio will outperform either index. The Strategy would have underperformed the DJIA in 14 and the S&P 500 Index in 13 of the last 27 years.

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally and Strategy returns do not reflect deduction of commissions.

(+)      Initial date of deposit June 12, 2000.

(++) Current dividend yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on that security and dividing the result by its market value as of the close of trading on June 9, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

(ss) Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

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BUY WITH KNOWLEDGE, HOLD WITH CONFIDENCE.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy Portfolios [sm]
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that unit prices will not decline.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

These stocks may have higher yields because they or their industries are experiencing difficulties or are out of favor. There can be no assurance that the market factors which contributed to these relatively low prices will change.

Stocks are chosen for characteristics such as quality and value, which may be at odds with those of the stocks driving the market at any given time.

Taxes

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                      As a % of Public         Amount Per
                                      Offering Price           1,000 Units
Initial Sales Charge                  1.00%                    $10.00
Deferred Sales Charge                 1.50%                    $15.00
Maximum Sales Charge                  2.50%                    $25.00
Creation and Development Fee
(as a % of net assets)                0.250%                   $2.48
Estimated Annual Expenses
(as a % of net assets                 0.159%                   $1.57
Estimated Organization Costs                                   $0.72

If you sell your units before the termination date, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased                            Total Sales Charge as a % of

                                           Public Offering Price
Less than $50,000                           2.50%
$50,000 to $99,999                          2.25
$100,000 to $249,999                        1.75
$250,000 to $999,999                        1.50
$1,000,000 or more                          0.75

Add Value to your Portfolio!

You can get started today with $250. Call your financial professional to learn how the Select Ten Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may also request a free prospectus containing more complete information, including sales charges, expenses and risks or download a prospectus from our Web site address listed above. Please read the prospectus carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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[Copyright] 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.